                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                -----------------


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): OCTOBER 19, 2005

                         NORTH FORK BANCORPORATION, INC.
            --------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


Delaware                                             1-10458                                36-3154608
------------------------------------    ----------------------------------    ---------------------------------------
   (State or Other Jurisdiction             (Commission File Number)                     (I.R.S. Employer
         of Incorporation)                                                             Identification No.)


                  275 Broadhollow Road Melville, New York 11747
            --------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)
            --------------------------------------------------------


        Registrant's Telephone Number, Including Area Code (631) 844-1004
                                                           --------------


                                 Not Applicable
            --------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION


       On October 19, 2005, North Fork Bancorporation, Inc. (the "Company") issued a press release reporting increases in earnings, and earnings per share, loan growth, asset quality improvements, a stabilized net interest margin and continued repositioning of its balance sheet.

       Net income for the quarter ended September 30, 2005 was $237 million or $.50 diluted earnings per share as compared to $120 million or diluted earnings per share of $.47 for the comparable period of 2004, a 98% increase in earnings and a 6% increase in diluted earnings per share. The full text of the earnings release is included herein as Exhibit 99.1 and is incorporated herein by reference.

          The press release contains supplemental financial information determined by methods other than in accordance with Generally Accepted Accounting Principles ("GAAP") that management uses in its analysis of the Company's performance. The Company's management believes these non-GAAP financial measures provide information useful to investors in understanding the underlying operational performance of the company, its business and performance trends and facilitates comparisons with the performance of others in the financial services industry.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits:

         Exhibit
         Number            Description
         ------            -----------

         99.1        Press release issued by North Fork Bancorporation, Inc. on October 19, 2005.


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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:     October 19, 2005




NORTH FORK BANCORPORATION, INC.



/s/ Daniel M. Healy
-------------------------------
Daniel M. Healy
Executive Vice President
Chief Financial Officer


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